UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: May 19, 2014

ENERGIE HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

000-28562	94-2857548
(Commission File Number)	(I.R.S. Employer
Identification No.)

4885 Ward Road, Suite 300Wheat Ridge, Colorado 80033
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (404) 891-1118

               (fka Alas Aviation Corp.)
4002 Highway 78, Suite 530-324, Snellville, GA  30039
 (Former name, former address and former fiscal year,
if changed since last report)

Registrant's telephone number, including area code: (720)-963-8055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

(a) On May 15, 2014, Energie Holdings, Inc. (fka Alas Aviation Corp., the “Registrant” or the “Company”) notified Jonathon P. Reuben, CPA An Accountancy Corporation (“Reuben”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Reuben as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors effective as of May 15, 2014.  Except as noted in the paragraph immediately below, the reports of Reuben on the Company’s financial statements at December 31 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Reuben on the Company’s financial statements as of December 31, 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital that raised doubt about its ability to continue as a going concern.

As of December 31 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013, the Company has not had any disagreements with Reuben on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Reuben’s  satisfaction, would have caused them to make reference thereto in the reports on the Company’s  financial statements for such periods.

As of December 31 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Reuben with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Reuben is attached hereto as Exhibit 16.1

 New independent registered public accounting firm

On May 13, 2014  (the “Engagement Date”), the Company engaged BF Borgers CPA PC (“BFB”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage BFB as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BFB regarding either:

1.   the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BFB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Jonathon P. Reuben CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 19, 2014

ENERGIE HOLDINGS, INC.

By:	/s/ Harold Hansen
Harold Hansen President (Principal Executive Officer)